Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2001


MuniYield
Florida Fund

www.mlim.ml.com



MuniYield Florida Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
Florida Fund
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper


MUNIYIELD FLORIDA FUND


The Benefits and
Risks of
Leveraging

MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Florida Fund, April 30, 2001

DEAR SHAREHOLDER

For the six months ended April 30, 2001, the Common Shares of MuniYield Florida Fund earned $0.385 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.54%, based on a month-end net asset value of $14.04 per share. During the same period, the total investment return on the Fund's Common Shares was +5.07%, based on a change in per share net asset value from $13.78 to $14.04, and assuming reinvestment of $0.383 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Shares had an average yield of 3.60% for Series A and 3.85% for Series B.

The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%--3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45% - 5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy
During the six-month period ended April 30, 2001, we focused on enhancing the level of tax-exempt income and moderating net asset value volatility of the Fund. We concentrated on the acquisition of higher-couponed securities in the 15-year--20-year maturity range and the sale of long duration bonds. As a result of the steepness of the municipal bond market's yield curve, these issues represent 90% --95% of the yield available in the entire yield curve. This maturity sector also provided less interest rate sensitivity than bonds maturing in 25 years--30 years.

Looking ahead, we anticipate that we will maintain our current market neutral and fully invested positions in an effort to enhance shareholder income. Tax-exempt bond yields are expected to remain in a narrow range until it becomes clearer that the Federal Reserve Board's actions are having an impact and the US economy displays signs of growth. At this time we do not foresee any significant changes to the Fund. If either the US economy or equity markets show any major weakness, we are prepared to adopt a more positive strategy in order to enhance portfolio appreciation.

Despite recent seasonal tax-related pressures on short-term interest rates, the Federal Reserve Board's 200 basis point decrease in short-term interest rates by April 30, 2001 has had a beneficial impact on the Fund's borrowing costs, which have been in the 3.5%--3.75%
range. Short-term tax-exempt rates are expected to fall into the 3% range. This decline in borrowing costs can generate a significant income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your continuing interest in MuniYield Florida Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



May 29, 2001





MuniYield Florida Fund, April 30, 2001


PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield Florida Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Trustees:             Terry K. Glenn                          12,297,736                     292,091
                                             James H. Bodurtha                       12,290,635                     299,192
                                             Herbert I. London                       12,298,359                     291,468
                                             Roberta Cooper Ramo                     12,287,194                     302,633

During the six-month period ended April 30, 2001, MuniYield Florida
Fund's Preferred Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001.
The description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Trustees: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Joseph L. May,
   Andre F. Perold and Roberta Cooper Ramo as follows:
                                             Series A                                    1,961                            1
                                             Series B                                    1,299                           35


MuniYield Florida Fund, April 30, 2001


Portfolio
Abbreviations

To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax
         (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
               S&P      Moody's      Face
STATE          Ratings  Ratings     Amount   Issue                                                                   Value
Alaska--0.8%    A1+      VMIG1++    $ 2,300  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                             (Exxon Pipeline Company Project), VRDN, Series C, 4.35% due
                                             12/01/2033 (g)                                                     $  2,300


Florida--92.8%  AAA      Aaa          7,650  Brevard County, Florida, IDR (NUI Corporation Project), AMT,
                                             6.40% due 10/01/2024 (a)                                              8,048

                AA-      A3          10,000  Broward County, Florida, Resource Recovery Revenue Refunding
                                             Bonds (Wheelabrator North Broward), Series A, 5.375% due
                                             12/01/2010                                                           10,379

                                             Citrus County, Florida, PCR, Refunding (Florida Power
                                             Company--Crystal River):
                BBB+     A2          13,700   Series A, 6.625% due 1/01/2027                                      14,195
                AAA      Aaa          8,200   Series B, 6.35% due 2/01/2022 (b)                                    8,474

                                             Dade County, Florida, Aviation Revenue Bonds, AMT,
                                             Series B (b):
                AAA      Aaa          1,000   6.55% due 10/01/2013                                                 1,052
                AAA      Aaa          5,000   6.60% due 10/01/2022                                                 5,256

                A1+      VMIG1++      1,400  Dade County, Florida, IDA, Exempt Facilities Revenue
                                             Refunding Bonds (Florida Power and Light Co.), VRDN,
                                             4.40% due 6/01/2021 (g)                                               1,400

                AA-      Aa3          2,250  Dade County, Florida, IDA, Solid Waste Disposal Revenue
                                             Bonds (Florida Power and Light Company Project), AMT, 7.15%
                                             due 2/01/2023                                                         2,300

                NR*      Aaa          2,700  Duval County, Florida, HFA, S/F Mortgage Revenue Refunding
                                             Bonds, AMT, 6.20% due 4/01/2020 (b)(d)(i)                             2,836

                NR*      Aaa          1,145  Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds
                                             (Multi-County Program), AMT, Series A, 6.90% due 4/01/2020 (d)        1,179

                AAA      Aaa          5,805  Escambia County, Florida, HFA, S/F Mortgage Revenue
                                             Refunding Bonds, AMT, 7% due 4/01/2028 (d)(i)                         6,149

                NR*      Aaa          4,500  Escambia County, Florida, Health Facilities Authority,
                                             Health Facility Revenue Bonds, DRIVERS, Series 159, 7.414%
                                             due 7/01/2020 (a)(k)                                                  5,052

                BBB+     Baa1         8,295  Escambia County, Florida, PCR (Champion International
                                             Corporation Project), AMT, 6.90% due 8/01/2022                        8,617

                AAA      Aaa          1,650  Florida Housing Finance Corporation, Homeowner Mortgage
                                             Revenue Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)       1,734

                NR*      Aaa          2,500  Florida Housing Finance Corporation, Housing Revenue Bonds
                                             (Augustine Club Apartments), Series D-1, 5.75% due 10/01/2030 (b)     2,555

                AAA      Aaa          4,250  Florida Municipal Loan Council Revenue Bonds, Series B, 5.375%
                                             due 11/01/2030 (b)                                                    4,241

                                             Florida State Board of Education, Capital Outlay, GO:
                AA+      Aa2          3,000   Public Education, Series E, 5.50% due 6/01/2018                      3,070
                AA+      Aa2          1,220   Series A, 6% due 1/01/2014                                           1,335

                AA+      Aa2          5,000  Florida State Board of Education, Capital Outlay, GO, Refunding,
                                             Public Education, Series B, 5.50% due 6/01/2012                       5,351

                AAA      Aaa          1,000  Florida State Board of Education, Lottery Revenue Bonds,
                                             Series A, 6% due 7/01/2014 (c)                                        1,100

                AA+      Aa2          1,800  Florida State Board of Education, Public Education, GO,
                                             Refunding, 6.40% due 6/01/2019                                        1,863

                                             Florida State Department of Environmental Protection,
                                             Preservation Revenue Bonds, Series A (c):
                AAA      Aaa          1,565   5.75% due 7/01/2010                                                  1,715
                AAA      Aaa          9,000   5.75% due 7/01/2013                                                  9,741

                                             Florida State Division of Bond Finance, Department of General
                                             Services Revenue Refunding Bonds, Series B (a):
                AAA      Aaa          2,865   (Department of Environmental Protection), 5.75% due 7/01/2007        3,109
                AAA      Aaa          3,000   (Environmental Protection), 6% due 7/01/2010                         3,340

                AA+      Aa2          3,100  Florida State, GO, Refunding (Department of Transportation--
                                             Right of Way), Series A, 5% due 7/01/2028                             2,893

                AA       Aa3          3,000  Gainsville, Florida, Utilities System Revenue Refunding
                                             Bonds, Series B, 6.50% due 10/01/2012                                 3,479

                AAA      Aaa          4,000  Greater Orlando Aviation Authority, Florida, Orlando Airport
                                             Facilities Revenue Bonds, AMT, Series A, 6.50% due 10/01/2012 (c)     4,200

                AAA      Aaa          5,000  Hillsborough County, Florida, Court Facilities Revenue Bonds,
                                             5.40% due 5/01/2030 (a)                                               5,003

                AAA      Aaa          1,000  Hillsborough County, Florida, IDA, Revenue Refunding Bonds
                                             (Allegany Health System--J. Knox Village), 6.375% due
                                             12/01/2003 (b)(f)                                                     1,033

                                             Hillsborough County, Florida, Utility Revenue Refunding Bonds:
                AA-      Aa3          1,245   Series A, 7% due 8/01/2014                                           1,279
                AAA      Aaa          2,000   Series B, 6.50% due 8/01/2016 (e)                                    2,054

                                             Jacksonville, Florida, Electric Authority, Electric
                                             System Revenue Bonds, Series 3-C:
                AA       Aa2          4,000   5.50% due 10/01/2030                                                 4,004
                AA       Aa2          3,500   5.625% due 10/01/2035                                                3,510

                A1+      VMIG1++      2,000  Jacksonville, Florida, Electric Authority Revenue Bonds
                                             (Electric System), VRDN, Sub-Series A, 4.50% due 10/01/2010 (g)       2,000

                AA       Aa2          1,530  Jacksonville, Florida, Electric Authority, Revenue Refunding
                                             Bonds (Saint John's River Power), Series 7, 5.50% due 10/01/2014      1,550

                                             Jacksonville, Florida, Health Facilities Authority, Hospital
                                             Revenue Refunding Bonds:
                NR*      VMIG1++      2,700   (Genesis Rehabilitation Hospital), VRDN, 4.50% due
                                              5/01/2021 (g)                                                        2,700
                AA+      NR*          2,000   (Saint Luke's Hospital Association Project), 7.125% due
                                              11/15/2020                                                           2,071

                NR*      Baa2           345  Jacksonville, Florida, Health Facilities Authority, IDR
                                             (National Benevolent--Cypress Village), Series A, 6.125% due
                                             12/01/2016                                                              314

                AAA      Aaa          3,500  Lakeland, Florida, Hospital System Revenue Bonds (Lakeland
                                             Regional Health System), Series A, 5.50% due 11/15/2026 (b)           3,519

                NR*      Aaa            700  Lee County, Florida, AMT, HFA, S/F Mortgage Revenue Bonds
                                             (Multi-County Program), Series A-1, 7.125% due 3/01/2028 (d)(i)         773


MuniYield Florida Fund, April 30, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
               S&P      Moody's      Face
STATE          Ratings  Ratings     Amount   Issue                                                                   Value
Florida         AAA      Aaa        $ 4,000  Lee County, Florida, Solid Waste System Revenue Bonds, AMT,
(concluded)                                  Series A, 6.50% due 10/01/2013 (b)                                 $  4,113

                AAA      NR*          1,355  Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-
                                             County Program), AMT, Series B, 7.30% due 1/01/2028 (d)(j)            1,524

                NR*      Aaa          2,085  Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                             Sub-Series 2, 7.75% due 5/01/2026 (d)(j)                              2,181

                AAA      Aaa          3,000  Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75%
                                             due 9/01/2025 (a)                                                     3,129

                AAA      Aaa          1,750  Miami-Dade County, Florida, Educational Facilities Authority
                                             Revenue Bonds (University of Miami), Series A, 5.75% due
                                             4/01/2029 (a)                                                         1,815

                AAA      Aaa          8,000  Miami-Dade County, Florida, Expressway Authority, Toll System
                                             Revenue Bonds, DRIVERS, Series 160, 8.273% due 7/01/2029 (c)(k)       9,554

                NR*      Aaa          2,150  Miami-Dade County, Florida, HFA, Home Ownership Mortgage
                                             Revenue Refunding Bonds, AMT, Series A-1, 6.30% due
                                             10/01/2020 (d)(i)                                                     2,282

                AAA      Aaa          3,200  Miami-Dade County, Florida, School Board COP, Series A,
                                             5.50% due 10/01/2020 (e)                                              3,245

                NR*      Aaa         10,500  Orange County, Florida, School Board, COP, Series A, 5.25%
                                             due 8/01/2023 (b)                                                    10,350

                AAA      Aaa          3,500  Orlando and Orange County, Florida, Expressway Authority,
                                             Expressway Revenue Refunding Bonds, Junior Lien, 5% due
                                             7/01/2021 (c)                                                         3,362

                AAA      Aaa          3,390  Palm Beach County, Florida, Criminal Justice Facilities
                                             Revenue Bonds, 7.20% due 6/01/2015 (c)                                4,169

                AAA      Aa1          1,025  Palm Beach County, Florida, GO (Land Acquisition Program),
                                             Series A, 5.375% due 6/01/2014                                        1,067

                NR*      Aaa          1,390  Palm Beach County, Florida, HFA, S/F Mortgage Revenue
                                             Refunding Bonds, AMT, Series A, 6.80% due 10/01/2027 (d)(i)           1,457

                AAA      Aaa          6,000  Palm Beach County, Florida, School Board, COP, Series A,
                                             6.25% due 8/01/2025 (c)                                               6,536

                                             Pinellas County, Florida, HFA, S/F Housing Revenue
                                             Refunding Bonds (Multi-County Program), AMT, Series A-1
                                             (d)(i):
                NR*      Aaa          2,060   6.30% due 9/01/2020                                                  2,176
                NR*      Aaa          3,150   6.35% due 9/01/2025                                                  3,327

                AAA      Aaa          7,500  Pinellas County, Florida, Housing Authority, Housing
                                             Revenue Bonds (Affordable Housing Program), 4.60% due
                                             12/01/2010 (e)                                                        7,506

                AAA      Aaa          4,385  Polk County, Florida, School Board COP, Master Lease,
                                             Series A, 5.50% due 1/01/2025 (e)                                     4,427

                AAA      Aaa          1,200  Port Everglades Authority, Florida, Port Revenue Bonds,
                                             7.125% due 11/01/2016 (h)                                             1,437

                A1+      VMIG1++      2,700  Saint Lucie County, Florida, PCR, Refunding (Florida
                                             Power and Light Company Project), VRDN, 4.60% due
                                             9/01/2028 (g)                                                         2,700

                                             Saint Petersburg, Florida, Health Facilities Authority
                                             Revenue Bonds (b)(f):
                AAA      Aaa          2,000   (Allegany Health System), Series A, 7% due 12/01/2001                2,081
                AAA      Aaa          1,550   (Allegany Health System--Saint Anthony's), 6.75% due
                                              12/01/2003                                                           1,609

                AAA      Aaa         13,400  Sarasota County, Florida, Public Hospital Board, Revenue
                                             Refunding Bonds (Sarasota Memorial Hospital), Series B, 5.50%
                                             due 7/01/2028 (b)                                                    13,773

                AAA      Aaa          7,145  Tallahassee, Florida, Energy System Revenue Refunding Bonds,
                                             Series A, 4.75% due 10/01/2026 (e)                                    6,377

                AAA      Aaa          5,000  Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.75%
                                             due 10/01/2029 (c)                                                    5,178

                AAA      Aaa          5,000  Volusia County, Florida, School Board, COP (Master Lease
                                             Program), 5.50% due 8/01/2024 (e)                                     5,046


Illinois--2.1%  AAA      Aaa          5,500  Regional Transportation Authority, Illinois, GO, Refunding,
                                             5.75% due 6/01/2015 (e)                                               5,925


Minnesota--1.0% A1+      NR*          2,800  Beltrami County, Minnesota, Environmental Control Revenue
                                             Refunding Bonds (Northwood Panelboard Co. Project), VRDN,
                                             4.35% due 12/01/2021 (g)                                              2,800


New York--0.7%  A1+      VMIG1++      1,900  New York City, New York, City Municipal Water Finance
                                             Authority, Water and Sewer System Revenue Refunding Bonds,
                                             VRDN, Series G, 4.25% due 6/15/2024 (c)(g)                            1,900


Puerto          A-       Baa1         1,000  Puerto Rico Electric Power Authority, Power Revenue Bonds,
Rico--0.4%                                   Series T, 6% due 7/01/2016                                            1,050


Texas--2.4%     A1+      NR*          2,700  Harris County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Refunding Bonds (Methodist
                                             Hospital), VRDN, 4.35% due 12/01/2025 (g)                             2,700

                AAA      Aaa          4,000  Houston, Texas, Hotel Occupancy Tax and Special Revenue
                                             Bonds (Convention and Entertainment), Series B, 5.75% due
                                             9/01/2012 (a)                                                         4,293


                Total Investments (Cost--$280,482)--100.2%                                                       285,862

                Liabilities in Excess of Other Assets--(0.2%)                                                       (584)
                                                                                                                --------
                Net Assets--100.0%                                                                              $285,278
                                                                                                                ========


(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)FHLMC Collateralized.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MuniYield Florida Fund, April 30, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$280,481,940)                                   $285,861,559
                    Cash                                                                                          44,196
                    Receivables:
                      Interest                                                             $  3,926,050
                      Securities sold                                                            70,365        3,996,415
                                                                                           ------------
                    Prepaid expenses and other assets                                                              8,422
                                                                                                            ------------
                    Total assets                                                                             289,910,592
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,339,719
                      Investment adviser                                                        114,395
                      Dividends to shareholders                                                  71,072        4,525,186
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       107,361
                                                                                                            ------------
                    Total liabilities                                                                          4,632,547
                                                                                                            ------------

Net Assets:         Net assets                                                                              $285,278,045
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.05 per share (3,800 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 95,000,000
                      Common Shares, par value $.10 per share (13,551,880 shares
                      issued and outstanding)                                              $  1,355,188
                    Paid-in capital in excess of par                                        194,722,659
                    Undistributed investment income--net                                      1,449,065
                    Accumulated realized capital losses on investments--net                 (8,485,121)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                        (4,143,365)
                    Unrealized appreciation on investments--net                               5,379,619
                                                                                           ------------
                    Total--Equivalent to $14.04 net asset value per Common Share
                    (market price--$12.56)                                                                   190,278,045
                                                                                                            ------------
                    Total capital                                                                           $285,278,045
                                                                                                            ============

                    *Auction Market Preferred Shares.


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                                $  7,881,480
Income:

Expenses:           Investment advisory fees                                               $    715,047
                    Commission fees                                                             120,596
                    Professional fees                                                            46,409
                    Accounting services                                                          27,755
                    Transfer agent fees                                                          26,926
                    Listing fees                                                                 21,451
                    Printing and shareholder reports                                             16,999
                    Trustees' fees and expenses                                                  11,274
                    Custodian fees                                                               10,681
                    Pricing fees                                                                  6,004
                    Other                                                                         9,964
                                                                                           ------------
                    Total expenses                                                                             1,013,106
                                                                                                            ------------
                    Investment income--net                                                                     6,868,374
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          5,677,151
Unrealized          Change in unrealized appreciation on investments--net                                    (2,105,155)
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 10,440,370
                                                                                                            ============

                    See Notes to Financial Statements.


MuniYield Florida Fund, April 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $  6,868,374     $ 11,960,309
                    Realized gain (loss) on investments--net                                  5,677,151      (6,702,873)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (2,105,155)       15,868,742
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     10,440,370       21,126,178
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Shares                                                         (5,194,883)      (8,726,459)
                      Preferred Shares                                                      (1,744,572)      (3,394,446)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (6,939,455)     (12,120,905)
                                                                                           ------------     ------------

Capital Share       Proceeds from issuance of Common Shares resulting from
Transactions:       reorganization                                                                   --       71,721,673
                    Proceeds from issuance of Preferred Shares resulting from
                    reorganization                                                                   --       40,000,000
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                                     --      111,721,673
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              3,500,915      120,726,946
                    Beginning of period                                                     281,777,130      161,050,184
                                                                                           ------------     ------------
                    End of period*                                                         $285,278,045     $281,777,130
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  1,449,065     $  1,520,146
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000     1999       1998       1997
Per Share           Net asset value, beginning of period              $  13.78   $  13.27  $  15.70  $  15.59   $  15.23
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .51        .95       .98      1.10       1.13
                    Realized and unrealized gain (loss)
                    on investments--net                                    .26        .59    (1.90)       .34        .41
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .77       1.54     (.92)      1.44       1.54
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Shareholders:
                      Investment income--net                             (.38)      (.75)     (.83)     (.86)      (.89)
                      Realized gain on investments--net                     --         --        --     (.22)      (.04)
                      In excess of realized gain on
                      investments--net                                      --         --     (.43)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Shareholders                                  (.38)      (.75)    (1.26)    (1.08)      (.93)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                           (.13)      (.28)     (.16)     (.19)      (.24)
                        Realized gain on investments--net                   --         --        --     (.06)      (.01)
                      In excess of realized gain on
                      investments--net                                      --         --     (.09)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity             (.13)      (.28)     (.25)     (.25)      (.25)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.04   $  13.78  $  13.27  $  15.70   $  15.59
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  12.56   $11.3125  $  11.75  $  16.00   $  15.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                  14.49%+++      2.82%  (19.96%)    10.66%     13.76%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                5.07%+++     10.90%   (7.88%)     7.96%      8.93%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, excluding reorganization
Average Net         expenses***                                         1.06%*      1.12%     1.12%     1.04%      1.09%
Assets of                                                             ========   ========  ========  ========   ========
Common Shares:      Total expenses***                                   1.06%*      1.33%     1.12%     1.04%      1.09%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net***                     7.17%*      7.39%     6.73%     7.09%      7.32%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred
                    Shareholders                                        1.82%*      2.10%     1.10%     1.25%      1.50%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common
                    Shareholders                                        5.35%*      5.29%     5.63%     5.84%      5.82%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, excluding reorganization
Total Average Net   expenses                                             .71%*       .74%      .76%      .72%       .75%
Assets:***++                                                          ========   ========  ========  ========   ========
                    Total expenses                                       .71%*       .87%      .76%      .72%       .75%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net                        4.81%*      4.85%     4.58%     4.90%      5.04%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Shareholders                 3.70%*      4.02%     2.36%     2.78%      3.30%
Average Net                                                           ========   ========  ========  ========   ========
Assets of
Preferred
Shares:

Supplemental        Net assets, net of Preferred Shares, end
Data:               of period (in thousands)                          $190,278   $186,777  $106,050  $124,455   $122,731
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of period
                    (in thousands)                                    $ 95,000   $ 95,000  $ 55,000  $ 55,000   $ 55,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  48.33%     51.06%    97.73%    92.25%    107.09%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,003   $  2,966  $  2,928  $  3,263   $  3,231
                                                                      ========   ========  ========  ========   ========

Dividends Per       Series A--Investment income--net                  $    446   $  1,006  $    587  $    696   $    826
Share on                                                              ========   ========  ========  ========   ========
Preferred Shares    Series B--Investment income--net                  $    477   $    738        --        --         --
Outstanding:++++                                                      ========   ========  ========  ========   ========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Shareholders.
++Includes Common and Preferred Shares average net assets.
++++The Fund's Preferred Shares were issued on April 10, 1992
(Series A) and February 7, 2000 (Series B).
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniYield Florida Fund, April 30, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $8,447 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $132,223,439 and $142,840,403, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $  5,677,151    $ 5,379,619
                                 ------------    -----------
Total                            $  5,677,151    $ 5,379,619
                                 ============    ===========

As of April 30, 2001, unrealized appreciation for Federal income tax purposes aggregated $5,379,619, of which $7,529,925 related to appreciated securities and $2,150,306 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $280,481,940.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2001 remained constant. Shares issued and outstanding during the year ended October 31, 2000 increased by 5,558,038 as a result of issuance of Common Shares from reorganization.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.50% and Series B, 3.50%.

Shares issued and outstanding during the six months ended April 30, 2001 remained constant. Shares issued and outstanding during the year ended October 31, 2000 increased by 1,600 as a result of issuance of Preferred Shares from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $44,794 as commissions.

5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $16,978,000, of which $472,000 expires in 2001, $2,254,000 expires in 2002, $3,199,000 expires in 2006, $4,017,000 expires in 2007 and $7,036,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On, May 8, 2001, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.066000 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    70.1%
AA/Aa                                      15.1
A/A                                         5.4
BBB/Baa                                     3.1
Other*                                      6.5

*Temporary investments in short-term municipal securities.


MuniYield Florida Fund, April 30, 2001


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYF


Arthur Zeikel, Trustee of MuniYield Florida Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.